EXHIBIT 4.4

     REGISTERED                                   REGISTERED PRINCIPAL
     No. FLR                                          AMOUNT:  $______


                           BENEFICIAL CORPORATION

                         MEDIUM-TERM NOTE, SERIES I
                              (FLOATING RATE)


     ORIGINAL ISSUE DATE:     INITIAL INTEREST RATE:      MATURITY DATE:

     INTEREST RATE BASIS:     INDEX MATURITY:             SPREAD:

     SPREAD MULTIPLER:

          Maximum Interest Rate:              Interest Payment Period:

          Minimum Interest Rate:              Interest Rate Reset Period:

          Interest Payment Dates:             Interest Reset Date(s):

          Interest Determination Date:        Calculation Agent:

                                              Calculation Date:

          Other Provisions:


                 UNLESS THIS CERTIFICATE IS PRESENTED BY AN
                 AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY
                 TRUST COMPANY (55 WATER STREET, NEW YORK,
                 NEW YORK) TO THE ISSUER OR ITS AGENT FOR
                 REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          BENEFICIAL CORPORATION, a Delaware corporation (herein called the "Company"), for value received, hereby promises to pay to ____________ or registered assigns, the principal amount of ________ Dollars on the Maturity Date shown above (the "Maturity Date"), and to pay interest thereon at the rate per annum equal to the Initial Interest Rate shown above until the first Interest Reset Date shown above (an "Interest Reset Date") following the Original Issue Date shown above (the "Original Issue Date") and thereafter at a rate determined in accordance with the provisions on the reverse hereof, based upon the Interest Rate Basis shown above, until the principal hereof is paid or duly made available for payment. The Company will pay interest monthly, quarterly, semiannually, annually or as shown above under Interest Payment Period on each Interest Payment Date shown above (an "Interest Payment Date"), commencing with the first Interest Payment Date immediately following the Original Issue Date, and on the Maturity Date, provided that unless otherwise set forth above, if the Original Issue Date is between a Record Date (the fifteenth calendar day, whether or not a Business Day, prior to each Interest Payment Date) and an Interest Payment Date, interest payments will commence on the Interest Payment Date following the next succeeding Record Date, and provided further, that if an Interest Payment Date would fall on a day that is not a Business Day, such Interest Payment Date shall be the next succeeding Business Day, except that if the Interest Rate Basis is LIBOR, as indicated above, and such next succeeding Business Day falls in the next calendar month, such Interest Payment Date will be the Business Day immediately preceding the Interest Payment Date. "Business Day" means any day that is not a Saturday or Sunday and that in the City of New York (and, with respect to LIBOR Notes, the City of London) is not a day on which banking institutions are authorized or obligated by law to close. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes, as defined in the Indenture hereinafter referred to) is registered at the close of business on the Record Date for such interest, provided that interest payable on the Maturity Date will be paid to the Person to whom the principal of this Note is payable.

          Payment of the principal of and interest on this Note shall be made at the office or agency of the Company designated for such payment in The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts; provided, however, payment of interest on any Interest Payment Date other than the Maturity Date may be made, at the option of the Company, by check mailed to the person entitled to receive such payment at such person's address appearing in the Note Register (as defined in the Indenture hereinafter referred to).

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture.

          IN WITNESS WHEREOF, BENEFICIAL CORPORATION has caused this Instrument to be signed manually or by facsimile signature by its Chairman or any Vice-Chairman of its Board of Directors, its President, a Member of the Office of the President, or one of its Vice Presidents and by its Treasurer or one of its Assistant Treasurers or its Secretary or one of its Assistant Secretaries, and a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

                                   BENEFICIAL CORPORATION

                                   By______________________________
                                       Member of the Office of the
                                         President and Chief Financial
                                         Officer


                                   By______________________________
                                       Secretary



                         [FORM OF REVERSE OF NOTE]

          This Note is a Global Security evidencing a portion of a duly authorized issue of notes of the Company, designated generally as its Medium-Term Notes, Series I (the "Notes"). The Notes are all issued or to be issued under and pursuant to the Indenture dated as of July 1, 1997 (herein called the "Indenture") duly executed and delivered by the Company to The Chase Manhattan Bank, Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. The Notes constitute a single series for purposes of the Indenture, unlimited in aggregate principal amount.

          This Note will bear interest at the rate determined by reference to the Interest Rate Basis shown on the face hereof as adjusted by the Spread and/or Spread Multiplier, if any, shown on the face hereof.

          Unless otherwise specified on the face hereof, interest payable on this Note on any Interest Payment Date will include accrued interest from and including the Original Issue Date or from and including the immediately preceding Interest Payment Date, as the case may be, to, but excluding, such Interest Payment Date or the Maturity Date. Accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day from the Original Issue Date or from the last date to which interest shall have been paid, as the case may be, to the date for which accrued interest is being calculated. The interest factor for each such day shall be computed by dividing the interest rate applicable to such day by 360, in the case of Notes having as their Interest Rate Basis the Commercial Paper Rate, LIBOR, the Federal Funds Rate or the Prime Rate or by the actual number of days in the year, in the case of Notes having as their Interest Rate Basis the Treasury Rate.

          The interest rate in effect on each day shall be (a) if such day is an Interest Reset Date, the interest rate with respect to the Interest Determination Date (as defined below) pertaining to such Interest Reset Date, or (b) if such day is not an Interest Reset Date, the interest rate with respect to the Interest Determination Date pertaining to the next preceding Interest Reset Date, subject in either case to any maximum or minimum interest rate limitation on the face hereof and to any adjustment by a Spread and/or Spread Multiplier set forth on the face hereof; provided, however, that unless otherwise specified on the face hereof (i) the interest rate in effect from the Original Issue Date to the first Interest Reset Date with respect to a Floating Rate Note shall be the Initial Interest Rate set forth on the face hereof, and (ii) except with respect to Notes which reset daily or weekly, the interest rate in effect for the ten calendar days immediately prior to the Maturity Date shall be the rate in effect on the tenth calendar day preceding the Maturity Date.

          Commencing on the first Interest Reset Date following the Original Issue Date, the rate at which interest on this Note is payable shall be reset daily, weekly, monthly, quarterly, semiannually, annually or as shown on the face hereof under Interest Rate Reset Period as of each Interest Reset Date. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except if the Interest Rate Basis is LIBOR and if such next succeeding Business Day is in the next calendar month, such Interest Reset Date shall be the next preceding Business Day. Each such reset rate shall be applicable on and after the Interest Reset Date to which it relates to but not including the next succeeding Interest Reset Date or the Maturity Date, as the case may be.

          Unless otherwise specified on the face hereof, the "Interest Determination Date" with respect to any Interest Reset Date for Notes having an Interest Rate Basis of the Commercial Paper Rate or the Prime Rate shall be the second Business Day next preceding such Interest Reset Date; the Interest Determination Date with respect to any Interest Reset Date for Notes having an Interest Rate Basis of LIBOR shall be the second day on which dealings in deposits in U.S. Dollars are transacted in the London interbank market ("London Business Day") preceding such Interest Reset Date; and the Interest Determination Date with respect to any Note having an Interest Rate Basis of the Treasury Rate shall be the day of the week in which such Interest Reset Date falls on which Treasury bills are auctioned, except as provided below. Treasury bills are normally sold at auction on Monday of each week, unless such day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday shall be the Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction falls on a day that is an Interest Reset Date, such Interest Reset Date shall be the next following Business Day.

          Unless otherwise specified on the face hereof, the "Calculation Date" pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day prior to the applicable Interest Payment Date, or maturity, as the case may be. Unless otherwise specified on the face hereof, the "Calculation Agent" with respect to the Notes shall initially be the Trustee and any successor appointed by the Company shall be shown on the face hereof.

          All percentages resulting from any calculation on the Notes will be rounded if necessary to the nearest one hundred-millionth of a percentage point, with five one-billionths of a percentage point rounded upward, (e.g., 5.876543215% (or .05876543215) being rounded to 5.87654322% (or .0587654322)), and all dollar amounts used in or resulting from such calculation on the Notes will be rounded to the nearest cent (with one-half cent being rounded upward).

          Subject to applicable provisions of law and except as otherwise specified herein or on the face hereof, on each Interest Reset Date, the rate of interest on this Note shall be the rate determined in accordance with the provisions of the applicable heading below.

     Determination of Commercial Paper Rate

          If the Interest Rate Basis on this Note is the Commercial Paper Rate, the interest rate with respect to any Interest Determination Date relating to a Commercial Paper Rate Note (a "Commercial Paper Interest Determination Date") shall be the Money Market Yield (as defined below) on such date of the rate for commercial paper having the Index Maturity shown on the face hereof, as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15 (519), Selected Interest Rates" ("H.15 (519)"), or any successor publication, under the heading "Commercial Paper" or, if unavailable or inapplicable, under such other heading relating to commercial paper issued by non-financial entities whose bond rating is "AA" or the equivalent from a nationally recognized rating agency. In the event that such rate is not published prior to 3:00 P.M. New York City time on the Calculation Date pertaining to such Commercial Paper Interest Determination Date, then the Commercial paper Rate shall be the Money Market Yield on such Commercial Paper Interest Determination Date of the rate for commercial paper of the specified Index Maturity as published by the Federal Reserve Bank of New York in its daily statistical release, "Composite 3:30 P.M. Quotations for U.S. Government Securities" ("Composite Quotations") under the heading "Commercial Paper."
     If by 3:00 P.M. New York City time on such Calculation Date the rate for a Commercial Paper Interest Determination Date is not yet published in either H.15 (519) or Composite Quotations, the rate for that Commercial Paper Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 A.M. New York City time on such Commercial paper Interest Determination Date, of three leading dealers of commercial appear in The City of New York selected by the Calculation Agent for commercial paper of the specified Index Maturity placed for an industrial issuer whose bond rating is "AA" or the equivalent from a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate will continue to be the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date.

          "Money Market Yield" shall be a yield calculated in accordance with the following formula:

               Money Market Yield =     D x 360    x 100
                                     -------------
                    360 - (D x M)

     where "D" refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the interest period for which interest is being calculated.

     Determination of Federal Funds Rate

          If the Interest Rate Basis of this Note is the Federal Funds Rate, the interest payable with respect to any Interest Determination Date relating to a Federal Funds Rate Note (a "Federal Funds Interest Determination Date"), shall be the rate on that day for Federal Funds as such rate shall be published in H:15(519) under the heading "Federal Funds (Effective)" or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, then the Federal Funds Rate will be the rate on such Federal Funds Interest Determination Date as published in Composite Quotations under the heading: "Federal Funds/Effective Rate." If such rate is not published by 3:00 P.M., New York City time, on such Calculation Date in either H.15(519) or Composite Quotations, then the Federal Funds Rate for such Federal Funds Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight Federal Funds arranged by each of three leading brokers of Federal Funds transactions in the City of New York selected by the Calculation Agent (after consultation with the Company) as of 11:00 A.M., New York City time, on such Federal Funds Interest Determination Date, provided, however, that, if the brokers selected as aforesaid by the Calculation Agent are not quoting as described above, the Federal Funds Rate with respect to such Federal Funds Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Interest Determination Date, if any, or the Initial Interest Rate.

     Determination of Prime Rate

          If the Interest Rate Basis of this Note is the Prime Rate, the interest rate payable with respect to any Interest Determination Date relating to a Prime Rate Note (a "Prime Rate Interest Determination Date") shall be the rate set forth in the H.15(519), or any successor publication, for that day under the heading "Bank Prime Loan". If prior to 3:00 P.M. New York City time on the Calculation Date pertaining to such Prime Rate Interest Determination Date such rate is not yet published in the H.15(519), or any successor publication, the rate for that Prime Rate Interest Determination Date will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 Page as such bank's prime rate or base lending rate as in effect for that Prime Rate Interest Determination Date. If fewer than four (4) such rates appears on the Reuters Screen USPRIME1 Page for that Prime Rate Interest Determination Date, the Prime Rate will be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Prime Rate Interest Determination Date by three major money center banks in The City of New York as selected by the Calculation Agent. If fewer than three (3) quotations are provided, the Prime Rate shall be calculated by the Calculation Agent and shall be determined as the arithmetic mean of the prime rates so quoted in The City of New York on such date by three substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, having total equity capital of at least $500,000,000 and being subject to supervision or examination by a Federal or State authority, selected by the Calculation Agent; provided, however that if the banks or trust companies selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate with respect to such Prime Rate Interest Determination Date will continue to be the Prime Rate in effect on such Prime Rate Interest Determination Date, if any, or the Initial Interest Date. "Reuters Screen USPRIME1 Page" means the display designated on page "USPRIME1" on the Reuter Monitor Money Rates Service (or such other page as may replace the USPRIME1 Page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

     Determination of LIBOR

          (i) If the Interest Rate Basis on this Note is LIBOR, the interest rate payable with respect to an Interest Determination Date relating to a LIBOR Note (a "LIBOR Interest Determination Date") shall be determined, as specified on the face hereof, on the basis of either (a) the arithmetic mean of the offered rates for deposits in U.S. dollars having the Index Maturity designated on the face hereof, commencing on the second London Business Day immediately following that LIBOR Interest Determination Date, that appear on the Reuters Screen LIBO Pages as of 11:00 A.M., London time, on that LIBOR Interest Determination Date, if at least two such offered rates appear on the Reuters Screen LIBO Page ("LIBOR Reuters"), or (b) the rate for deposits in U.S. dollars having the Index Maturity designated on the face hereof commencing on the second London Banking Day immediately following that LIBOR Interest Determination Date, that appears on the Telerate Page 3750 as of 11:00 A.M., London time, on that LIBOR Interest Determination Date ("LIBOR Telerate"). "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). "Telerate Page 3750" means the display designated as page "3750" on the Telerate Service (or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits). If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR will be determined as if LIBOR Telerate had been specified. If fewer than two offered rates appear on the Reuters Screen LIBO Page, or if no rate appears on the Telerate Page 3750, as applicable, LIBOR in respect of that LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in
     (ii) below.

          (ii) With respect to a LIBOR Interest Determination Date on which fewer than two offered rates appear on the Reuters Screen LIBO Page, as specified in (i)(a) above, or on which no rate appears on Telerate Page 3750, as specified in (i)(b) above, as applicable, LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars having the Index Maturity designated on the face hereof are offered at approximately 11:00 A.M., London time, on that LIBOR Interest Determination Date by four major banks in the London interbank market selected by the Calculation Agent ("Reference Banks") to prime banks in the London interbank market commencing on the second London Business Day immediately following that LIBOR Interest Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR, in respect of that LIBOR Interest Determination Date, will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR, in respect of that LIBOR Interest Determination Date, will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., New York City time, on that LIBOR Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent for loans in U.S. dollars to leading European banks having the Index Maturity designated on the face hereof commencing on the second London Business Day immediately following that LIBOR Interest Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR, with respect to such LIBOR Interest Determination Date, will be the rate of LIBOR in effect on such date.

     Determination of Treasury Rate

          If the Interest Rate Basis on this Note is the Treasury Rate, the interest rate payable with respect to any Interest Determination Date relating to a Treasury Rate Note (a "Treasury Interest Determination Date") shall be the rate for the most recent auction of direct obligations of the United States ("Treasury Bills") having the Index Maturity shown on the face hereof, as published in H.15 (519), or any successor publication, under the heading "Treasury Bills - Auction Average (Investment)," or if not so published by 3:00 P.M. New York City time on the Calculation Date pertaining to such Treasury Interest Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury shown on the face hereof are not published or announced as provided above by 3:00 P.M. New York City time on such Calculation Date, or if no such auction is held in a particular week in which the Treasury Interest Determination Date falls, the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 P.M. New York City time on such Treasury Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate will continue to be the Treasury Rate in effect on such Treasury Interest Determination Date.

          Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general applicability.

          The Calculation Agent shall calculate the interest rate on this Note in accordance with the foregoing on or before each Calculation Date. The Calculation Agent will, upon the request of the Holder of this Note, provide to such Holder the interest rate hereon then in effect and, if determined, the interest rate which will become effective as of the next Interest Reset Date. All calculations by the Calculation Agent of the interest rate hereon shall be final and binding in the absence of manifest error.

          In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. The Indenture provides that the holders of the majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default under the Indenture and its consequences, except a default in the payment of the principal of or interest on any of the Notes, in the manner and to the extent provided in the Indenture.

          The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Note, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or make the principal thereof or interest thereon payable in any coin or currency other than that hereinabove provided, without the consent of the holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplement indenture, without the consent of the holders of all Notes then outstanding.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time and place and at the rate and in the coin or currency herein prescribed.

          The Notes are issuable as registered Notes only, in the denomination of $25,000 and any larger denomination which is an integral multiple of $1,000 approved by the Company, such approval to be evidenced by the execution thereof.

          This Note is transferable by the registered holder hereof in person or by his attorney duly authorized in writing on the books of the Company at the office or agency to be maintained by the Company for that purpose in The City of New York, but only in the manner subject to the limitations and upon payment of any tax or governmental charge for which the Company may require reimbursement as provided in the Indenture, and upon surrender and cancellation of this Note. Subject to limitations set forth in the Indenture, upon any registration of transfer, a new registered Note or Notes, of authorized denomination or denominations, and in the same aggregate principal amount, will be issued to the transferee in exchange therefor.

          The Company, the Trustee, any paying agent, and any Note registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notations of ownership or other writing hereon made by anyone other than the Note registrar) for the purpose of receiving payment of or on account of the principal hereof and interest due hereon as herein provided and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Note registrar shall be affected by any notice to the contrary.

          No recourse shall be had for the payment of the principal of or interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

          Notwithstanding any other provision on this Note, unless and until it is exchanged in whole or in part for Notes in definitive form, this Global Security representing all or a portion of the Notes may not be transferred except as a whole by the Depositary for such Notes to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for these Notes or a nominee of such successor Depositary.

          Unless otherwise specified on the face hereof, this Note is defeasible pursuant to Section 12.02 of the Indenture.

          The Notes shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.


             [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

          This is one of the Notes of the series designated herein issued under the within-mentioned Indenture.

     Date ____________                   THE CHASE MANHATTAN BANK
                                         as Trustee

                                         By __________________________
                                            Authorized Officer




                    ____________________________________

                               ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

       TEN COM - as tenants in common        UNIF GIFT MIN ACT ______ Custodian ______
       TEN ENT - as tenants by the entries                   (Cust)      (Minor)
        JT TEN - as joint tenants with
                 right of survivorship                       ________________
                 and not as tenants                              (State)
                 in common

     Additional abbreviations may also be used though not in the above list.


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

     ____________________________________

     ____________________________________

     _________________________________________________________________
     PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

     the within Security and all rights thereunder, hereby irrevocably constituting and appointing _____________ Attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

     Dated:___________________               ______________________
                                                   Signature

     (NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.)